REGISTRATION RIGHTS AGREEMENT

Registration  Rights  Agreement  (the  “Agreement”),  dated  as  of  April  22,  2014,  by  and

between   RADTEK,   INC,   a   corporation   organized   under   the   laws   of   Nevada,   USA   (the

“Company”),  and  Dutchess  Opportunity  Fund,  II,  LP,  a   Delaware  Limited  Partnership   (the

“Investor”).

Whereas,  in  connection  with  the  Investment  Agreement  by  and  between  the  Company and  the  Investor  of  this  date  (the  “Investment  Agreement”),  the  Company  has  agreed  to  issue and  sell  to  the  Investor  up  to  40,000,000  shares  of  the  Company’s  Common  Stock,  $0.001  par value  per  share  (the  “Common  Stock”),  to  be  purchased  pursuant  to  the  terms  and  subject  to the conditions set forth in the Investment Agreement; and

Whereas,  to  induce  the  Investor  to  execute  and  deliver  the  Investment  Agreement,  the

Company  has  agreed  to  provide  certain  registration  rights  under  the  Securities  Act  of  1933,  as

amended,   and   the   rules   and   regulations   thereunder,   or   any   similar   successor   statute

(collectively,  the  “1933  Act”),  and  applicable  state  securities  laws,  with  respect  to  the  shares  of

Common Stock issuable pursuant to the Investment Agreement.

Now  therefore,  in  consideration  of  the  foregoing  promises  and  the  mutual  covenants contained  hereinafter  and  other  good  and  valuable  consideration,  the  receipt  and  sufficiency  of which are hereby acknowledged, the Company and the Investor hereby agree as follows:

Section 1.

DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

“Execution Date” means the date of this Agreement set forth above.

“Person”  means  a  corporation,  a  limited  liability  company,  an  association,  a  partnership,

an  organization,  a  business,  an  individual,  a  governmental  or  political  subdivision  thereof  or  a governmental agency.

“Principal  Market”  shall  mean  Nasdaq  Capital  Market,  the  NYSE  Amex,  the  New  York

Stock  Exchange,  the  Nasdaq  Global  Market,  the  Nasdaq  Global  Select  Market,  OTC  Bulletin

Board  or  OTCQB,  whichever  is  the  principal  market  on  which  the  Common  Stock  of   the

Company is listed.

“Register,”   “Registered,”   and   “Registration”   refer   to   the   Registration   effected   by

preparing  and  filing  one  (1)  or  more  Registration  Statements  in  compliance  with  the  1933  Act and  pursuant  to  Rule  415  under  the  1933  Act  or  any  successor  rule  providing  for  offering securities on a  continuous basis (“Rule 415”), and the declaration or ordering of  effectiveness of such  Registration  Statement(s) by  the  United  States Securities and  Exchange  Commission  (the

“SEC”).

“Registrable  Securities”  means  (i)  the  shares  of  Common  Stock  issued  or  issuable pursuant  to  the  Investment  Agreement,  and  (ii)  any  shares  of  capital  stock  issued  or  issuable with  respect  to  such  shares  of  Common  Stock,  if  any,  as  a  result  of  any  stock  split,  stock dividend,  recapitalization,  exchange  or  similar  event  or  otherwise,  which  have  not  been  (x)

included  in  the  Registration  Statement  that  has  been  declared  effective  by  the  SEC,  or  (y)  sold

under  circumstances  meeting  all  of   the  applicable  conditions  of   Rule  144   (or  any  similar

provision then in force) under the 1933 Act.

“Registration   Statement”   means   the   registration   statement   or   statements   of   the

Company filed under the 1933 Act covering the Registrable Securities.

All capitalized  terms used  in  this Agreement  and not otherwise defined herein  shall have the same meaning ascribed to them as in the Investment Agreement.

Section 2.

REGISTRATION.

(a)

Subject  to  Section  3(g), the  Company shall,  within  twenty-one  (21) days after the date  of  this Agreement, file  with the  SEC the  Registration  Statement  or Registration  Statements

(as  is  necessary)  on  Form  S-1  (or,  if  such  form  is  unavailable  for  such  a  registration,  on  such other  form  as  is  available  for  such  registration),  covering  the  resale  of  all  of  the  Registrable

Securities,   which   Registration   Statement(s)   shall   state   that,   in   accordance   with   Rule   416

promulgated  under  the  1933  Act,  such  Registration  Statement  also  covers  such  indeterminate number of additional shares of Common Stock as may become issuable upon stock splits, stock

dividends   or   similar   transactions.     The   Company   shall   initially   register   for   resale   up   to

40,000,000  shares  of  Common  Stock,  except  to  the  extent  that  the  SEC  requires  the  share amount to be reduced as a condition of effectiveness.

(b)

Intentionally Omitted.

(c)

The  Company  agrees  not  to  include  any  other  securities  in  the  Registration

Statement  covering  the  Registrable  Securities without  the  Investor’s  prior  written  consent  which the Investor may withhold in  its sole discretion.  Furthermore,  the Company agrees that it  will not file  any  other  Registration  Statement  for  other  securities,  until  thirty  calendar  days  after  the

Registration Statement for the Registrable Securities is declared effective by the SEC.

Section 3.

RELATED OBLIGATIONS.

At  such  time as the  Company is obligated  to  prepare  and file  the  Registration  Statement with  the  SEC  pursuant  to  Section  2(a),  the  Company  shall  have  the  following  obligations  with respect to the Registration Statement:

(a)

The   Company   shall   use   all   commercially   reasonable   efforts   to   cause   such

Registration  Statement  relating  to  the  Registrable  Securities  to  become  effective  within  ninety

(90) days after the date  that the  Registration Statement  is filed and shall keep such  Registration

Statement  effective  until  the  earlier  to  occur  of   the  date  on  which  (A)  the  Investor  shall  have

sold all the  Registrable Securities;  or (B) the  Company has no right to sell any additional shares

of   Common   Stock   under   the   Investment   Agreement   (the   “Registration   Period”).

The

Registration  Statement  (including  any  amendments  or  supplements  thereto  and  prospectuses contained  therein)  shall  not  contain  any  untrue  statement  of  a  material  fact  or  omit  to  state  a material fact  required  to  be  stated  therein,  or necessary to  make  the  statements therein,  in  light of  the  circumstances  in  which  they  were  made,  not  misleading.  The  Company  shall  use  all commercially  reasonable  efforts  to  respond  to  all SEC  comments  within  ten  (10) business days from  receipt  of  such  comments  by  the  Company.  The  Company  shall  use  all  commercially reasonable  efforts  to  cause  the  Registration  Statement  relating  to  the  Registrable  Securities  to

become  effective  no  later  than  five  (5)  business   days  after  notice  from  the  SEC  that  the

Registration   Statement   may   be   declared   effective.     The   Investor   agrees   to   provide   all

information which it is required by law to provide to the Company, including the intended method of  disposition  of  the  Registrable  Securities,  and  the  Company’s obligations set forth  above  shall be conditioned on the receipt of such information.

(b)

The  Company  shall  prepare  and  file  with  the  SEC  such  amendments  (including post-effective amendments) and  supplements to the  Registration Statement and  the  prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to

Rule  424  promulgated  under  the  1933  Act,  as  may  be  necessary  to  keep  such  Registration

Statement  effective  during  the  Registration  Period,  and,  during  such  period,  comply  with  the provisions  of  the  1933  Act  with  respect  to  the  disposition  of  all  Registrable  Securities  of  the

Company  covered  by  such  Registration  Statement  until  such  time  as  all  of  such  Registrable

Securities  shall  have  been  disposed  of  in  accordance  with  the  intended  methods  of  disposition

by  the  Investor  thereof  as  set  forth  in  such  Registration  Statement.   In  the  event  the  number  of

shares   of   Common   Stock   covered   by   the   Registration   Statement   filed   pursuant   to   this

Agreement  is  at  any  time  insufficient  to  cover  all  of  the  Registrable  Securities,  the  Company shall  amend  such  Registration  Statement,  or  file  a  new  Registration  Statement  (on  the  short form  available  therefor,  if  applicable),  or both,  so  as  to  cover all  of  the  Registrable  Securities,  in each  case,  as  soon  as  practicable,  but  in  any  event  within  fifty  (50)  calendar  days  after  the necessity  therefor  arises  (based  on  the  then  Purchase  Price  of  the  Common  Stock  and  other relevant  factors  on  which  the  Company  reasonably  elects  to  rely),  assuming  the  Company  has sufficient  authorized  shares  at  that  time,  and  if  it  does  not,  within  fifty  (50)  calendar  days  after

such  shares are  authorized.   The  Company  shall  use  commercially  reasonable  efforts  to  cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

(c)

The  Company  shall  make  available  to  the  Investor  whose  Registrable  Securities are  included  in  any  Registration  Statement  and  its  legal  counsel  without  charge  (i)  if  requested by the Investor, promptly after the same is prepared and filed with the SEC at least one (1) copy of  such  Registration  Statement  and  any  amendment(s)  thereto,  including  financial  statements and  schedules, all documents incorporated therein  by reference and  all exhibits,  the  prospectus included  in  such  Registration  Statement  (including  each  preliminary  prospectus)  and,  with regards to such  Registration Statement(s), any correspondence by or on behalf  of  the Company to  the  SEC  or  the  staff  of  the  SEC  and  any  correspondence  from  the  SEC  or  the  staff  of  the

SEC  to  the  Company  or  its  representatives;  and  (ii)  upon  the  effectiveness  of  any  Registration

Statement, the Company shall make available copies of  the prospectus, via EDGAR, included in such Registration Statement and all amendments and supplements thereto.

(d)

The Company shall use commercially reasonable efforts to (i) register and qualify the  Registrable  Securities  covered by the  Registration  Statement under such  other securities or

“blue  sky”  laws  of  such  states  in  the  United  States  as  the  Investor  reasonably  requests;  (ii)

prepare  and  file  in  those  jurisdictions,  such  amendments  (including  post-effective  amendments)

and  supplements  to  such  registrations  and  qualifications  as  may  be  necessary  to  maintain  the effectiveness  thereof  during  the  Registration  Period;  (iii)  take  such  other  actions  as  may  be necessary  to  maintain  such  registrations  and  qualifications  in  effect  at  all  times  during  the

Registration  Period,  and  (iv)  take  all  other  actions  reasonably  necessary  or  advisable  to  qualify the  Registrable  Securities  for  sale  in  such  jurisdictions;  provided,  however,  that  the  Company shall  not  be  required  in  connection  therewith  or  as  a  condition  thereto  to  (x)  qualify  to  do business  in  any  jurisdiction  where  it  would  not  otherwise  be  required  to  qualify  but  for  this

Section 3(d), or (y) subject itself  to general taxation  in any such jurisdiction.   The Company shall

promptly  notify  the  Investor  who  holds  Registrable  Securities  of  the  receipt  by  the  Company  of any  notification  with  respect  to  the  suspension  of  the  registration  or  qualification  of  any  of  the

Registrable  Securities  for  sale  under  the  securities  or  “blue  sky”  laws  of  any  jurisdiction  in  the

United  States  or  its  receipt  of  actual  notice  of  the  initiation  or  threatening  of  any  proceeding  for such purpose.

(e)

As  promptly  as  practicable  after  becoming  aware  of  such  event,  the  Company shall  notify  the  Investor  in  writing  of  the  happening  of  any  event  as  a  result  of  which  the

prospectus   included   in   the   Registration   Statement,   as   then   in   effect,   includes   an   untrue

statement  of  a  material  fact  or  omission  to  state  a  material fact  required  to  be  stated  therein  or necessary  to  make  the  statements  therein,  in  light  of  the  circumstances under  which  they  were made,  not  misleading  (“Registration  Default”)  and  use  all  diligent  efforts  to  promptly  prepare  a supplement  or amendment  to  such  Registration  Statement  and  take  any other  necessary  steps to  cure  the  Registration  Default  (which,  if  such  Registration  Statement  is  on  Form  S-3,  may consist  of  a  document  to  be  filed  by  the  Company  with  the  SEC  pursuant  to  Section  13(a),

13(c),  14  or  15(d) of  the  1934  Act  (as defined  below) and  to be  incorporated  by reference  in  the prospectus)  to  correct  such  untrue  statement  or  omission,  and  make  available  copies  of  such supplement  or amendment  to  the  Investor.  The  Company shall  also  promptly notify  the  Investor

(i)  when  a  prospectus  or  any  prospectus  supplement  or  post-effective  amendment  has  been filed,  and  when  the  Registration  Statement  or  any  post-effective  amendment  has  become effective;  (ii)  of  any  request  by  the  SEC  for  amendments  or  supplements  to  the  Registration

Statement  or  related  prospectus  or  related   information,   (iii)  of   the   Company’s   reasonable

determination   that   a   post-effective   amendment   to   the   Registration   Statement   would   be

appropriate,  (iv)  in  the  event  the  Registration  Statement  is  no  longer  effective,  or  (v)  if  the

Registration Statement  is  stale  as a  result  of  the  Company’s failure  to  timely file  its financials or otherwise.  If  a  Registration  Default  occurs  during  the  period  commencing  on  the  Put  Notice

Date and ending on the  Closing Date,  the Company acknowledges that  its failure to  cure such a

Registration  Default  within  ten  (10)  business  days  will  cause  the  Investor  to  suffer  damages  in an amount that will be difficult to ascertain.

(f)

The   Company   shall   use   all   commercially   reasonable   efforts   to   prevent   the

issuance  of  any  stop  order  or  other   suspension  of  effectiveness  of  the  Registration  Statement,

or  the  suspension  of  the  qualification  of  any  of  the  Registrable  Securities  for  sale  in  any

jurisdiction  and,  if  such an order or  suspension is issued,   to obtain the  withdrawal of  such order

or  suspension  at  the  earliest  possible  moment  and  to  notify  the  Investor  holding  Registrable

Securities  being  sold  of  the  issuance  of  such  order  and  the   resolution  thereof  or  its  receipt  of

actual  notice  of  the  initiation  or  threat  of  any  proceeding  concerning  the  effectiveness  of  the

Registration Statement.

(g)

The  Company  shall permit  the  Investor  and  one  (1)  legal  counsel,  designated  by the  Investor,  to  review  and  comment  upon  the  Registration  Statement  and  all  amendments and

supplements  thereto  at  least  one  (1)  calendar  day  prior  to  their  filing  with  the  SEC.   However,

any  postponement  of  a  filing  of  a  Registration  Statement  or  any  postponement  of  a  request  for

acceleration  or  any  postponement  of   the  effective  date  or  effectiveness  of  a   Registration

Statement  by  written  request  of  the  Investor  (collectively,  the  "Investor's  Delay")  shall not  act  to trigger any penalty of  any kind,  or any cash  amount  due  or any in-kind  amount due  the  Investor from  the  Company  under  any  and  all  agreements  of  any  nature  or  kind  between  the  Company

and  the  Investor.   The  event(s) of  an  Investor's  Delay shall  act  to  suspend  all obligations of  any kind  or nature of  the  Company under any and  all agreements of  any nature  or kind between  the

Company and the Investor.

(h)

Intentionally Omitted.

(i)

The   Company   shall   hold   in   confidence   and   not   make   any   disclosure   of

information  concerning  the  Investor  unless  (i)  disclosure  of  such  information  is  necessary  to comply  with  federal  or  state  securities  laws,  (ii)  the  disclosure  of  such  information  is  necessary to  avoid  or correct  a  misstatement  or omission  in any Registration Statement,  (iii) the  release  of such  information  is  ordered  pursuant  to  a  subpoena  or  other final,  non-appealable  order from  a court  or  governmental  body  of  competent  jurisdiction,  (iv)  such  information  has  been  made generally  available  to  the  public  other  than  by  disclosure  in  violation  of  this  Agreement  or  any

other  agreement,  or  (v)  the  Investor  has  consented  to  such  disclosure.   The  Company  agrees

that  it  shall,  upon  learning  that  disclosure  of  such  information  concerning  the  Investor  is  sought in  or  by  a  court  or  governmental  body  of  competent  jurisdiction  or  through  other  means,  give prompt  written  notice  to  the  Investor  and  allow  the  Investor,  at  the  Investor’s  expense,  to undertake  appropriate  action  to  prevent  disclosure  of,  or  to  obtain  a  protective  order  covering such information.

(j)

The   Company   shall   use   all   commercially   reasonable   efforts   to   maintain

designation   and   quotation   of   all   the   Registrable   Securities   covered   by   any   Registration

Statement on the Principal Market.  The Company shall pay all fees and expenses in  connection with satisfying its obligation under this Section 3(j).

(k)

Intentionally Omitted.

(l)

The  Company shall  provide  a  transfer agent for  all  the  Registrable  Securities not later than the effective date of the first Registration Statement  filed pursuant hereto.

(m)

If   requested  by  the  Investor,  the   Company  shall  (i)  as  soon  as  reasonably

practical  incorporate  in  a  prospectus  supplement or  post-effective  amendment  such  information

as  the  Investor  reasonably  determines  should  be  included  therein   relating  to  the  sale  and

distribution of  Registrable Securities,  including,  without  limitation,  information with  respect to the offering  of  the  Registrable  Securities  to  be  sold  in  such  offering;  (ii)  make  all  required  filings  of such prospectus supplement  or post-effective  amendment  as soon as reasonably possible  after being  notified  of  the  matters to be  incorporated  in such prospectus supplement  or post-effective

amendment;   and   (iii)   supplement   or   make   amendments   to   any   Registration   Statement   if

reasonably requested by the Investor.

(n)

The   Company   shall   use   all   commercially   reasonable   efforts   to   cause   the

Registrable Securities covered by the applicable Registration Statement  to  be  registered  with  or approved  by  such  other  governmental  agencies or  authorities as  may be  necessary  to facilitate the disposition of  such Registrable Securities.

(o)

The  Company  shall  otherwise  use  all  commercially  reasonable  efforts  to  comply

with   all   applicable   rules   and   regulations   of   the   SEC   in   connection   with   any   registration

hereunder.

(p)

Within  one  (1)  business  day  after  the  Registration  Statement  which  includes

Registrable  Securities  is  declared  effective  by  the  SEC,  the  Company  shall  deliver  to  the transfer  agent  for  such  Registrable  Securities,  with  copies  to  the  Investor,  a  written  notification that such Registration Statement has been declared effective by the SEC.

Section 4.

OBLIGATIONS OF THE INVESTOR.

(a)

At  least  five  (5)  calendar  days  prior  to  the  first  anticipated  filing  date  of  the

Registration  Statement  the  Company  shall  notify  the  Investor  in  writing  of  the  information  the

Company  requires  from  the  Investor  for  the  Registration  Statement.    It  shall  be  a  condition

precedent  to  the  obligations  of  the  Company  to  complete  the  registration  pursuant  to  this

Agreement  with  respect  to  the  Registrable  Securities  and  the  Investor  agrees  to  furnish  to  the

Company  that  information  regarding  itself,  the  Registrable  Securities  and  the  intended  method

of   disposition   of   the   Registrable   Securities   as   shall   reasonably   be   required   to   effect   the

registration  of  the  resale  of  such  Registrable  Securities  and  the  Investor  shall  execute  such documents  in  connection  with  such  registration  as  the  Company  may  reasonably  request.  The

Investor  covenants  and  agrees  that,  in  connection  with  any  sale  of  Registrable  Securities  by  it pursuant  to  the  Registration  Statement,  it  shall  comply  with  the  “Plan  of  Distribution”  section  of the then current prospectus relating to such Registration Statement.

(b)

The   Investor,   by   its   acceptance   of   the   Registrable   Securities,   agrees   to

cooperate  with  the  Company  as  reasonably  requested  by  the  Company  in  connection  with  the preparation and filing of any Registration Statement hereunder.

(c)

The  Investor  agrees  that,  upon  receipt  of  written  notice  from  the  Company of  the happening of  any event of the kind described in  Section 3(f) or the first sentence of  Section 3(e),

the  Investor  will  immediately  discontinue  disposition  of  Registrable  Securities  pursuant  to  any

Registration  Statement(s)  covering  the  resale  of  such  Registrable  Securities  until  the  Investor’s receipt of  the  copies of  the  supplemented  or amended  prospectus  contemplated  by  Section  3(f)

or the first sentence of Section 3(e).

Section 5.

EXPENSES OF REGISTRATION.

All  reasonable  expenses,  other  than  underwriting  discounts and  commissions  and  other

than   as   set   forth   in   the   Investment   Agreement,   incurred   in   connection   with   registrations

including  comments,  filings  or  qualifications  pursuant  to  Section  2  and  Section  3,  including,

without  limitation,  all  registration,  listing  and  qualifications  fees,  printing  and  accounting  fees,

and fees and disbursements of counsel for the Company shall be paid by the Company.

Section 6.

INDEMNIFICATION.

In  the  event any Registrable  Securities are  included  in  the  Registration  Statement  under this Agreement:

(a)

To  the  fullest  extent  permitted  by  law,  the  Company,  under  this  Agreement,  will,

and  hereby  does,  indemnify,  hold  harmless  and  defend  the  Investor,  the  directors,  officers,

partners,   employees,   counsel,   agents,   representatives   of,   and   each   Person,   if   any,   who

controls,  the  Investor  within  the  meaning  of  the  1933  Act  or  the  Securities  Exchange  Act  of

1934, as amended  (the  “1934 Act”) (each, an “Indemnified Person”), against any losses,  claims,

damages, liabilities, judgments, fines, penalties, charges, costs, attorneys’ fees, amounts paid in

settlement   or   expenses,   joint   or   several   (collectively,   “Claims”),   incurred   in   investigating,

preparing or defending any action,  claim,  suit,  inquiry,  proceeding,  investigation  or  appeal taken from  the  foregoing  by  or  before  any  court  or  governmental,  administrative  or  other  regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or  may  be  a  party  thereto  (“Indemnified  Damages”),  to  which  any of  them  may  become  subject insofar  as  such  Claims  (or  actions  or  proceedings,  whether  commenced  or  threatened,  in respect  thereof)  arise  out  of  or  are  based  upon:  (i)  any  untrue  statement  or  alleged  untrue statement  of  a  material  fact  in  the  Registration  Statement  or  any  post-effective  amendment thereto  or  in  any  filing  made  in  connection  with  the  qualification  of  the  offering  under  the securities  or  other  “blue  sky”  laws  of  any  jurisdiction  in  which  the  Investor  has  requested  in writing  that  the  Company  register  or  qualify  the  Shares  (“Blue  Sky  Filing”),  or  the  omission  or alleged  omission  to  state  a  material fact  required to  be  stated  therein  or  necessary  to  make  the statements therein, in light of  the circumstances under which the statements therein were made,

not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in  the final prospectus for the  offer of  the  Registrable  Securities (as amended  or  supplemented,

if  the  Company  files  any  amendment  thereof  or  supplement  thereto  with  the  SEC)  or  the

omission   or   alleged   omission   to   state   therein   any   material   fact   necessary   to   make   the

statements made therein,  in  light  of  the  circumstances under which  the  statements therein  were made,  not  misleading,  or  (iii)  any  violation  or  alleged  violation  by the  Company of  the  1933  Act,

the  1934  Act,  any other  law,  including,  without  limitation,  any  state  securities  law,  or any  rule  or regulation  thereunder  relating  to  the  offer  or  sale  of  the  Registrable  Securities  pursuant  to  the

Registration  Statement  (the  matters  in  the  foregoing  clauses  (i)  through  (iii)  being,  collectively,

“Violations”).  Subject  to  the  restrictions  set  forth  in  Section  6(c)  the  Company  shall  reimburse each Indemnified Person, promptly as such expenses are incurred and are due and payable, for any  reasonable  legal  fees  or  other  reasonable  expenses  incurred  by  them  in  connection  with investigating  or  defending  any  such  Claim.  Notwithstanding  anything  to  the  contrary  contained herein,  the  indemnification  agreement  contained  in  this  Section  6(a):  (i)  shall  not  apply  to  a

Claim  arising  out  of  or  based  upon  a  Violation  which  is  due  to  the  inclusion  in  the  Registration

Statement of  the information furnished to the  Company by any Indemnified Person expressly for use  in  connection  with  the  preparation  of  the  Registration  Statement  or  any  such  amendment thereof or supplement thereto; (ii) shall not be available to the extent such Claim is based on (A)

a  failure  of  the  Investor to  deliver  or  to  cause  to  be  delivered  the  prospectus  made  available  by

the  Company;  (B)  the  Indemnified  Person’s  use  of   an  incorrect  prospectus  despite  being

promptly  advised  in  advance  by  the  Company  in  writing  not  to  use  such  incorrect  prospectus;

(C) the  manner of  sale of  the  Registrable Securities by the  Investor or of  the  Investor’s failure to register  as  a  dealer  under  applicable  securities  laws;  (D)  any  omission  of  the  Investor  to  notify

the  Company  of  any  material  fact  that  should  be  stated  in  the  Registration   Statement  or

prospectus   relating  to   the   Investor  or  the   manner  of   sale;   and   (E)  any   amounts  paid   in

settlement  of  any  Claim  if  such  settlement  is  effected  without  the  prior  written  consent  of  the

Company,  which  consent  shall  not  be  unreasonably  withheld.   Such  indemnity  shall  remain  in

full  force  and  effect  regardless  of  any  investigation  made  by  or  on  behalf  of  the  Indemnified

Person and  shall survive the resale of the Registrable Securities by the Investor pursuant to the

Registration  Statement;  and  (iii)  shall  not  be  available  to  the  extent  the  Claim  arises  out  of  the gross negligence or willful misconduct of  the Indemnified Person.

(b)

In   connection   with   any   Registration   Statement   in   which   the   Investor   is

participating,  the  Investor  agrees  to  severally  and  jointly  indemnify,  hold  harmless  and  defend,

to  the  same  extent  and  in  the  same  manner  as  is  set  forth  in  Section  6(a),  the  Company,  each

of  its   directors,  officers,  employees,  counsel,  agents  and  representatives  and  each  Person,  if any,  who  controls  the  Company  within  the  meaning  of  the  1933  Act  or  the  1934  Act  (each,  an

“Indemnified  Party”),  against  any  Claim  or  Indemnified  Damages  to  which  any  of  them  may become  subject,  under  the  1933  Act,  the  1934  Act  or  otherwise,  insofar  as  such  Claim  or

Indemnified  Damages  arise  out  of  or  are  based  upon  any  Violation,  in  each  case  to  the  extent,

and only to the extent, that such Violation is due to (i) the inclusion in the Registration Statement

of   the  written   information  furnished  to  the  Company  by  the  Investor  expressly  for  use  in connection with such Registration Statement; (ii) a failure of the Investor to deliver or to cause to be  delivered  the  prospectus  made  available  by  the  Company  or  the  Investor’s  use  of  an

incorrect  prospectus  despite  being  timely  advised  by  the  Company  in  writing  not  to  use  such incorrect prospectus;  (iii) the  Investor’s failure  to register as a  dealer under applicable  securities laws;  (iv)  the  Investor’s  gross  negligence  or  willful  misconduct;  or  (v)  any  omission  of  the

Investor  to  notify  the  Company  of  any  material  fact  that  should  be  stated  in  the  Registration

Statement  or  prospectus  relating  to  the  Investor  or  the  manner  of  sale;  and,  subject  to  Section

6(c),  the  Investor  will  reimburse  any  legal  or  other  expenses  reasonably  incurred  by  them  in

connection   with   investigating   or   defending   any   such   Claim;   provided,   however,   that   the

indemnity   agreement   contained   in   this   Section   6(b)   and   the   agreement   with   respect   to

contribution  contained  in  Section  7  shall  not  apply to  amounts paid  in  settlement  of  any Claim  if such  settlement  is effected  without  the prior  written  consent  of  the  Investor,  which  consent  shall

not be  unreasonably withheld.   Such  indemnity shall remain  in full force  and effect  regardless of any investigation  made by or on behalf  of  such  Indemnified Party and shall survive the  resale of the Registrable Securities by the Investor pursuant to the Registration Statement.

(c)

Promptly  after  receipt  by  an  Indemnified  Person  or  Indemnified  Party  under  this

Section   6   of   notice   of   the   commencement   of   any   action   or   proceeding   (including   any

governmental  action  or  proceeding)  involving  a  Claim,  such  Indemnified  Person  or  Indemnified

Party shall,  if  a  Claim in  respect  thereof  is to be  made  against any indemnifying party under this

Section  6,  deliver  to  the  indemnifying  party  a  written  notice  of  the  commencement  thereof,  and the  indemnifying  party  shall  have  the  right  to  participate  in,  and,  to  the  extent  the  indemnifying party so  desires,  jointly  with  any other  indemnifying  party similarly  noticed,  to  assume  control of

the   defense   thereof   with   counsel   mutually   satisfactory   to   the   indemnifying   party   and   the

Indemnified  Person  or  the  Indemnified  Party,  as  the  case  may  be;  provided,  however,  that  an

Indemnified  Person  or  Indemnified  Party,  as  the  case  may  be,  shall  have  the  right  to  retain  its own  counsel  with  the  fees  and  expenses  to  be  paid  by  the  indemnifying  party,  if,  in  the reasonable  opinion  of  counsel  retained  by  the  Indemnified  Person  or  Indemnified  Party,  the

representation  by  counsel  of  the  Indemnified  Person  or  Indemnified  Party and  the  indemnifying

party   would   be   inappropriate   due   to   actual   or   potential   differing   interests   between   such

Indemnified  Person  or  Indemnified  Party  and  any  other  party  represented  by  such  counsel  in

such  proceeding.   The  indemnifying  party  shall  pay  for  only  one  (1)  separate  legal  counsel  for the  Indemnified  Persons  or  the  Indemnified  Parties,  as  applicable,  and  such  counsel  shall  be selected by the Investor, if  the Investor is entitled to indemnification hereunder, or the Company,

if  the  Company is entitled to  indemnification hereunder, as applicable.   The  Indemnified  Party  or

Indemnified  Person  shall  cooperate  fully  with  the  indemnifying  party  in  connection  with  any negotiation or defense of any such action or Claim by the  indemnifying party and shall furnish to

the   indemnifying   party   all   information   reasonably   available   to   the   Indemnified   Party   or

Indemnified  Person  which  relates  to  such  action  or  Claim.   The  indemnifying  party  shall  keep

the  Indemnified  Party  or  Indemnified  Person  fully  apprised  at  all  times  as  to  the  status  of  the defense  or  any  settlement  negotiations  with  respect  thereto.  No  indemnifying  party  shall  be liable  for  any  settlement  of  any  action,  claim  or  proceeding  affected  without  its  written  consent;

provided,   however,   that   the   indemnifying   party   shall   not   unreasonably   withhold,   delay   or

condition  its  consent.  No  indemnifying  party  shall,  without  the  consent  of  the  Indemnified  Party or  Indemnified  Person,  consent  to  entry  of  any  judgment  or  enter  into  any  settlement  or  other compromise  which  does not  include  as an  unconditional  term  thereof  the  giving  by  the  claimant or  plaintiff  to  such  Indemnified  Party  or  Indemnified  Person  of  a  release  from  all  liability  in

respect  to  such  Claim.   Following  indemnification  as  provided  for  hereunder,  the  indemnifying party  shall  be  subrogated  to  all  rights  of  the  Indemnified  Party  or  Indemnified  Person  with respect  to  all  third  parties,  firms  or  corporations  relating  to  the  matter  for  which  indemnification

has   been   made.     The  failure   to  deliver  written   notice   to   the   indemnifying   party   within   a

reasonable  time  of  the  commencement  of  any  such  action  shall  not  relieve  such  indemnifying party of  any liability  to  the  Indemnified  Person  or Indemnified  Party under this  Section  6,  except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d)

The  indemnity  agreements  contained  herein  shall  be  in  addition  to  (i)  any  cause of  action or similar right of  the Indemnified Party or Indemnified Person against the  indemnifying party  or  others,  and  (ii)  any  liabilities  the  indemnifying  party  may  be  subject  to  pursuant  to  the law.

Section 7.

CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law,

the  indemnifying  party  agrees  to  make  the  maximum  contribution  with  respect  to  any  amounts for  which  it  would  otherwise  be  liable  under  Section  6  to  the  fullest  extent  permitted  by  law;

provided, however, that: (i) no contribution shall be made under circumstances where the maker would  not  have  been  liable  for  indemnification  under  the  fault  standards  set  forth  in  Section  6;

(ii)  no  seller  of  Registrable  Securities  guilty of  fraudulent  misrepresentation  (within  the  meaning of  Section  11(f)  of  the  1933  Act)  shall  be  entitled  to  contribution  from  any  seller  of  Registrable

Securities  who  was not guilty of  fraudulent  misrepresentation;  and  (iii)  contribution  by any seller of  Registrable  Securities  shall  be  limited  in  amount  to  the  net  amount  of  proceeds  received  by such seller from the sale of such Registrable Securities.

Section 8.

REPORTS UNDER THE 1934 ACT.

With  a  view  to  making  available  to  the  Investor  the  benefits  of  Rule  144  promulgated under the 1933 Act or any other similar rule or regulation of  the SEC that may at any time permit the  Investor  to  sell  securities  of  the  Company  to  the  public  without  registration  (“Rule  144”),

provided  that  the  Investor  holds  any  Registrable  Securities  which  are  eligible  for  resale  under

Rule  144  and  such  information  is  necessary  in  order  for  the  Investor  to  sell  such  Securities pursuant to Rule 144, the Company agrees to:

(a)

make  and  keep  public  information  available,  as  those  terms  are  understood  and defined in Rule 144;

(b)

file  with  the  SEC  in  a  timely  manner  all  reports  and  other  documents  required  of the  Company under  the 1933  Act  and  the  1934  Act  so  long  as the  Company  remains subject  to such requirements (it being understood  that nothing herein  shall limit the  Company’s  obligations under  Section  5(c)  of  the  Investment  Agreement)  and  the  filing  of  such  reports  and  other documents is required for the applicable provisions of  Rule 144; and

(c)

furnish  to  the  Investor,  promptly  upon  request,  (i)  a  written  statement  by  the

Company that it has complied with the reporting requirements of  Rule 144, the 1933 Act and the

1934  Act  applicable  to  the  Company,  (ii)  a  copy of  the  most  recent  annual or quarterly  report  of the  Company  and  such  other  reports  and  documents  so  filed  by  the  Company,  and  (iii)  such other  information  as  may  be  reasonably  requested  to  permit  the  Investor  to  sell  such  securities pursuant to Rule 144 without registration.

Section 9.

NO  ASSIGNMENT OF REGISTRATION RIGHTS.

This   Agreement   and   the   rights,   agreements   or   obligations   hereunder   may   not   be

assigned,  by operation  of  law,  merger  or  otherwise,  and  without  the  prior  written  consent  of  the other party hereto, and  any purported  assignment by a party without prior written consent of  the

other  party  will  be  null  and  void  and  not  binding  on  such  other  party.   Subject  to  the  preceding

sentence,  all  of  the  terms,  agreements,  covenants,  representations,  warranties  and  conditions of  this  Agreement  are  binding  upon,  and  inure  to  the  benefit  of  and  are  enforceable  by,  the parties and their respective successors and assigns.

Section 10.     AMENDMENT OF REGISTRATION RIGHTS.

The  provisions  of  this  Agreement  may  be  amended  only  with  the  written  consent  of  the

Company and the Investor.

Section 11.     MISCELLANEOUS.

(a)

Any notices or other communications required  or permitted  to  be given  under the terms  of  this  Agreement  must  be  in  writing  and  will  be  deemed  to  have  been  delivered  (i)  upon receipt,  when  delivered  personally;  (ii)  upon  receipt,  when  sent  by  facsimile  or  email  with  the

signed   document   attached   in   PDF   format   (provided   a   confirmation   of   transmission   is

mechanically  or  electronically  generated  and  kept  on  file  by  the  sending  party);  or  (iii)  one  (1)

day  after  deposit  with  a  nationally  recognized  overnight  delivery  service,  in  each  case  properly

addressed  to  the  party  to  receive  the  same.   The  addresses  and  facsimile  numbers  for  such

communications shall be:

If  to the Company:

RADTEK, INC.

9900 Corporate Campus Dr.

Suite 3000, c/o PEG

Louisville, KY 40223

Telephone: (502) 657-6005

If  to the Investor:

Dutchess Opportunity Fund, II, LP

50 Commonwealth Ave, Suite 2

Boston, MA 02116

Telephone: (617) 301-4700

Each  party  shall  provide  five  (5)  business  days  prior  notice  to  the  other  party  of  any change in address, phone number, facsimile number or  e-mail address.

(b)

Failure  of  any  party  to  exercise  any  right  or  remedy  under  this  Agreement  or otherwise,  or  delay  by a  party  in  exercising  such  right  or  remedy,  shall  not  operate  as  a  waiver thereof.

(c)

This  Agreement  and  the  Investment  Agreement  constitute  the  entire  agreement

among  the  parties  hereto  with  respect  to  the  subject  matter  hereof  and  thereof.   There  are  no

restrictions,  promises,  warranties  or  undertakings,  other  than  those  set  forth  or  referred  to herein and therein.

(d)

This  Agreement  and  the  Investment  Agreement  supersede  all  prior  agreements and  understandings  among  the  parties  hereto  with  respect  to  the  subject  matter  hereof  and thereof.

(e)

The  headings  in  this  Agreement  are  for  convenience  of  reference  only  and  shall

not  limit  or  otherwise  affect  the  meaning  hereof.    Whenever  required  by  the  context  of  this

Agreement,  the  singular  shall  include  the  plural  and  masculine  shall  include  the  feminine.   This

Agreement  shall not be  construed as if  it had  been  prepared by one of  the  parties,  but  rather as if all the parties had prepared the same.

(f)

This  Agreement  may  be  executed  in  two  or  more  identical  counterparts,  each  of which shall be deemed an original but all of  which shall constitute one and the same agreement.

This  Agreement,  once  executed  by  a  party,  may  be  delivered  to  the  other  party  hereto  by facsimile transmission or by e-mail delivery of a PDF format of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(g)

Each  party  shall  do  and  perform,  or  cause  to  be  done  and  performed,  all  such further  acts  and  things,  and  shall  execute  and  deliver  all  such  other  agreements,  certificates,

instruments and documents, as the other party may reasonably request  in order to  carry out the

intent   and   accomplish   the   purposes   of   this   Agreement   and   the   consummation   of   the

transactions contemplated hereby.

(h)

In   case   any   provision   of   this   Agreement   is   held   by   a   court   of   competent

jurisdiction  to  be  excessive  in  scope  or  otherwise  invalid  or  unenforceable,  such  provision  shall be  adjusted  rather  than  voided,  if  possible,  so  that  it  is  enforceable  to  the  maximum  extent possible,  and  the  validity  and  enforceability  of  the  remaining  provisions  of  this  Agreement  will not in any way be affected or impaired thereby.

Section 12.     DISPUTES  SUBJECT  TO  ARBITRATION GOVERNED  BY  MASSACHUSETTS

LAW.

All  disputes  arising  under  this  agreement   shall  be  governed  by  and   interpreted   in

accordance  with  the  laws  of  the  Commonwealth  of  Massachusetts,  without  regard  to  principles

of  conflict  of  laws.    The  parties  to  this  agreement  will  submit  all  disputes  arising  under  this agreement  to  arbitration  in  Boston,  Massachusetts  before  a  single  arbitrator  of  the  American

Arbitration Association (“AAA”).  The arbitrator shall be selected by application of the rules of the

AAA,  or  by  mutual  agreement  of  the  parties,  except  that  such  arbitrator  shall  be  an  attorney

admitted  to  practice  law  in  the  Commonwealth  of  Massachusetts.   No  party  to  this  agreement

will  challenge  the  jurisdiction  or  venue  provisions as  provided  in  this  section.  Nothing  contained herein shall prevent the party from obtaining an injunction.

*.*.*

SIGNATURE PAGE OF REGISTRATION RIGHTS AGREEMENT

Your  signature  on  this  Signature  Page  evidences  your  agreement  to  be  bound  by  the terms and conditions of  the Investment  Agreement  and the  Registration  Rights Agreement  as of

the date first written above.

The   undersigned   signatory   hereby   certifies   that   he   has   read   and  understands   the

Registration  Rights   Agreement,   and  the   representations   made  by   the  undersigned   in   this

Registration Rights Agreement are true and accurate, and agrees to be bound  by its terms.

DUTCHESS OPPORTUNITY FUND, II, LP,

By:

Douglas H. Leighton

Managing Member of:

Dutchess Capital Management, II, LLC

General Partner to:

Dutchess Opportunity Fund, II, LP

RADTEK, INC.

By:

  ______

Kwang Hyun Kim

President

Signature Page to Registration Rights Agreement